UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22022
Advent Claymore Convertible Securities & Income Fund II
(Exact name of registrant as specified in charter)

   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)
Robert White, Treasurer
 1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 - April 30, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/agc, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2017

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund” or “AGC”). This report covers the Fund’s performance for the six months ended April 30, 2017.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2017, Advent managed approximately $9.0 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.1% based upon the last closing market price of $6.22 as of April 30, 2017. The Fund’s distribution rate is not constant and the amount of distribution, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 47 for more information on distributions for the period.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a total return based on market price of 17.02% and a total return of 9.35% based on NAV. As of April 30, 2017, the Fund’s market price of $6.22 represented a discount of 7.58% to NAV of $6.73.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

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(Unaudited) continued	April 30, 2017

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund II
 May 31, 2017

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2017

The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the six-month period ended April 30, 2017.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the potential tender offer announced on May 1, 2017, after the period ended.
The Board of Trustees of the Fund approved a cash tender offer (the “Tender Offer”) for up to 15% of the Fund’s respective outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of the Fund’s respective net asset value (“NAV”) per Share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the Tender Offer in exchange for cash.
The Fund has entered into an agreement (the “Agreement”) with Saba Capital Management, LP (“Saba”) pursuant to which Saba has agreed to (1) tender all Shares of the Fund owned by it in the Tender Offer, (2) be bound by certain “standstill” covenants through the Fund’s 2019 annual meeting of shareholders and (3) vote its Shares on all proposals submitted to shareholders in accordance with the recommendation of management through April 25, 2019. Pursuant to the Agreement, the Fund has agreed not to complete the Tender Offer prior to August 1, 2017.
The Tender Offer has not yet commenced. The above statements are not intended to constitute an offer to participate in the Tender Offer. Information about the Tender Offer, including its commencement, will be announced via future press releases. Shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The Tender Offer will be made only by an Offer to Purchase, a related Letter of Transmittal and other documents, to be filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from the Funds.
Please describe the economic and market environment over the last six months.
Global equity and corporate bonds markets appreciated in the six months ended April 30, 2017, as the economic outlook across the world brightened, with some emerging markets rebounding after periods of weakness, corporate profits showing more buoyancy, developed market central bank support continuing, and a lack of major geopolitical negative developments. Convertible bond markets advanced nicely, following equity markets that were strong, anticipating positive economic and business-friendly fiscal action after the surprise outcome of the U.S. presidential election and the lack of disruptive potential in the aftermath of various European elections.
Early in the period, the effect of the November 2016 U.S. election led to strong gains in U.S. markets on the potential for lower regulatory and tax burdens and more pro-growth governmental policies; a rise in

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

the U.S. dollar spurred by anticipation of higher U.S. Treasury interest rates also led to a lower Japanese yen, which sparked a rally in the Japanese equity market as that country is heavily export-oriented. Equity markets in Europe followed later in the period, where economic growth forecasts brightened as larger central bank bond-buying took its effect as well as the fading of previous years of fiscal austerity. Hong Kong and Chinese markets also rallied after 2017 started, as fiscal stimulus on the mainland buttressed GDP growth and the effect of regulatory maneuvers on the money markets and bond markets helped to reduce negative speculation on the yuan and borrowing rates.
While risk-free government prices generally declined slightly (yields rising) on a global basis in the six months, corporate spreads more than compensated with impressive levels of tightening amidst profits for issuers that rebounded with global GDP growth, resulting in positive returns for high-yield bond indices worldwide. The Bank of America Merrill Lynch Global High Yield index grew 5.30% in local currency terms in the period, with the U.S.-focused Bank of America Merrill Lynch High Yield Master II Index up a similar 5.50%. The Bank of America Merrill Lynch Global 300 Convertible Bond Index rose 8.06% in local currency during the fiscal half.
The U.S. dollar’s strength early in the period was not sustained, as stronger economic reports in Europe and Japan created a bid in their currencies relative to the dollar and even began to spark discussion of reduced central bank bond purchasing. The U.S. Dollar Index, a trade-weighted measure of the U.S. dollar against other currencies, began the period at 98.3, rose as high as 103.3 near the end of calendar 2016, before falling back to 99.1 ending the reporting period.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a total return based on market price of 17.02% and a total return of 9.35% based on NAV. As of April 30, 2017, the Fund’s market price of $6.22 represented a discount of 7.58% to NAV of $6.73. As of October 31, 2016, the Fund’s market price of $5.57 represented a discount of 13.24% to NAV of $6.42.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s had $150 million in leverage outstanding as of April 30, 2017, approximately 41% of the Fund’s total managed assets. Of the $150 million in leverage, $70 million was in a fixed-rate reverse repurchase agreement with Société Générale, with an initial scheduled expiration date of December 9, 2017. In addition, $80 million was in a margin loan with an approved counterparty that expires in

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

November 2017. The interest rate on the reverse repurchase agreement is 2.34%. The $70 million was outstanding in connection with the reverse repurchase agreement at period end.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the six-month period ended April 30, 2017. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
Strong equity markets tend to be correlated with lower volatility, and this theme was front and center in the first half of the fiscal year. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged 16.4 during the 2016 fiscal year, was elevated only in the short period before the U.S. election in November and tabulated only an average of 12.7 from October 2016 to April 2017, even falling below 10 in May.
While the Fund slightly raised its exposure to equities during the period, most of the increase occurred in the U.S. market, where anticipated strength due to positive effects of the Washington administration changeover led the Fund to restrain itself from writing equity call options that would limit upside. Later in the period, as equity markets rallied sharply and appeared to have less upside, the Fund began to write more call options on select equities. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.
Please discuss the Fund’s distributions.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.1% based upon the last closing market price of $6.22 as of April 30, 2017. The Fund’s distribution rate is not constant and the amount of distribution, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 47 for more information on distributions for the period.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2017, and what did this mean for performance?
On April 30, 2017, the Fund’s total investments were invested approximately 45.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 38.5% in corporate bonds; 6.4% in cash and cash equivalents; 9.2% equities; and 0.7% in senior floating rate interests.
On October 31, 2016, the Fund’s total investments were invested approximately 50.5% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.2% in corporate bonds; 6.8% in equities; 0.5% in senior floating rate interests; and 5.0% in cash and cash equivalents.
The change in the Fund’s asset allocations reflects a slightly more conservative attitude later in the period, as valuations rose and markets became more fearful of a lack of progress on fiscal or regulatory policy in Washington. While corporate profits began rising again to spur higher equity prices, the level of the increase in equity multiples was noteworthy, as was the sharp drop in high-yield corporate spreads over Treasuries, which leaves both asset classes in the upper half of historical ranges on those statistics. As a result, the Fund reduced its allocation to its core global convertible bonds and U.S. high-yield corporate bonds slightly as the period closed. There was a slight increase in senior floating rate interests, reflecting the potential higher repricing of many syndicated loans in the marketplace as benchmark LIBOR rates surpass the 1.00 – 1.25% floor common in issued loans, leading to the floors giving way to market LIBOR pricing to set issuer payouts.
International investments fell from 38% of assets in October, 2016 to 32% in April, 2017. With the main theme of the first six months of the fiscal year being the surge in asset valuations stemming from the U.S. federal elections, the Fund allocated more of its capital toward U.S. investments to take advantage of the trend, although tapered some of that move into more cash and cash equivalents as the period progressed and expectations on the new Administration rose. Total return was higher for U.S. convertibles and high-yield corporate bonds, both on a price and income basis, than foreign convertibles and high-yield corporate bonds on a currency-neutral basis.
What were some impactful winners and losers affecting Fund performance during the period?
Despite the international emphasis of the Fund, with U.S. equity markets having stronger gains in the period, particularly in the technology sector, the Fund’s largest winners tended to be American companies. The semiconductor industry is enjoying a steady upcycle helped by reasonable economic growth, new investments in modern technology such as cloud computing and mobile access, and limited supply growth due to restricted capital expenditures in 2015. Fabless semiconductor company NVIDIA Corp. (0.2% of long-term investments at period end) and its convertibles jumped on accelerating demand, as its core graphics chip products took market share and its platforms showed

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

increasing adoption in newer end markets such as data center acceleration, automotive data processing, and artificial intelligence. NVIDIA’s main competitor in graphics, Advanced Micro Devices, Inc., (AMD) (0.2% of long-term investments at period end), issued convertibles just before the period started and the stock and new convertibles performed very well, as investors anticipated a slew of new products in graphics, PC processing, and servers, which may help AMD close the competitive gap against Intel and NVIDIA. Finally, equipment supplier Lam Research Corp. (0.6% of long-term investments at period end) and its convertible bonds did very well as the company enjoys technological advancements in semiconductor manufacturing that require greater use of its core deposition and etch products, leading to increased market size and share of the equipment market for Lam Research.
Another theme during the period was the rise in interest rates as investors speculated about faster economic growth in the U.S. Although the Fund held long-maturity convertible preferred stock of major bank Wells Fargo & Co. (0.2% of long-term investments at period end) that declined with rates rising, the Fund also recognized the potential of a rise in the long-end of the yield curve on the banking sector and purchased Wells Fargo equity (not held at period end), which rose nicely in the period, also helped by the company recovering from the previous period’s disclosure of unauthorized account openings, which resulted in a depressed stock last fall.
Finally, oil field services supplier Weatherford International Ltd. and its exchangeable notes (1.2% of long-term investments at period end) performed well as the oil market benefitted from the decision by the Organization of Petroleum Exporting Countries (OPEC) to reduce output, thus changing supply/demand to favor price increases and encourage more investment by oil majors in suppliers such as Weatherford. In addition, the company laid out a substantial restructuring plan, including multi-billion dollar asset sales that should improve creditworthiness, and lower leverage, making the initiatives well-received by equity and convertible investors also.
Among detractors, mandatory convertibles in rural wireline telecommunications company Frontier Communications Corp. (1.1% of long-term investments at period end) declined as the company suffered greater line losses than anticipated from properties acquired last year from Verizon Communications, with the lower cash flow raising leverage and speculation about a dividend decline, which occurred after period end. The Fund reduced its position in the mandatory but raised its holdings of a corporate bond higher in the capital structure after finding its price declines left the valuation attractive.
One sector that underperformed the broader market in the six months was pharmaceuticals, especially specialty or generic-focused companies, as media coverage of some companies raising prices dramatically on some treatments led to potential of regulatory attention on the practice. Mandatory convertibles of generic drug leader Teva Pharmaceutical Industries Ltd. (0.5% of long-term investments at period end) suffered with the group on this effect as well as rising competition against Teva’s particular product portfolio hurting pricing. Combined with the company’s elevated leverage post the acquisition of Allergan’s generic business, the fundamental issues raised speculation Teva may reduce its dividend to manage its debt, further hurting the shares.
Convertible bonds in German investment conglomerate Aurelius SE (0.4% of long-term investments at period end) plunged in March after an independent research report was issued questioning the

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

company’s accounting and opaque disclosures. We believe the effect to be overdone and maintained positions with the stock and convertibles rebounding in April and after period end.
Finally, newly-issued convertibles of oil and gas driller Nabors Industries Ltd. (0.3% of long-term investments at period end) declined, as they were issued near a peak in the equity, with subsequent earnings results negative as near-term operational results showed little improvement from the industry’s malaise of the last two years.
Do you have any other comments about the markets and the Fund?
Global markets, both equity and corporate bond, have appreciated notably in the first months of calendar 2017. More buoyant global economies have led to higher corporate profits and commodity prices which has led to lower borrowing costs, lower discount rates on corporate profits, and higher earnings multiples on equities. Greater confidence that there will not be a major negative geopolitical events on the horizon is also assisting the outlook. As corporate issuers assess the potential for greater future profits, their confidence in enacting greater investment rises and portends more issuance for capital through the debt markets, and convertible bonds with their flexibility and lack of covenants have been a favored market for many industries, especially growth-oriented ones. Finding appropriate risk-assessed yields is clearly a challenge with spreads above historical averages, but the Fund is confident its research capabilities and emphasis on cash flow generation will help it differentiate among a myriad set of global issuers.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.
Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
AGC Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Please see guggenheiminvestments.com/agc for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2017

Fund Statistics
Share Price	$6.22
Net Asset Value	$6.73
Discount to NAV	-7.58%
Net Assets ($000)	$216,763

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2017
	Six-month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(05/29/07)
Advent Claymore Convertible Securities
and Income Fund II
NAV	9.35%	14.53%	1.40%	6.29%	-1.67%
Market	17.02%	22.30%	3.64%	7.48%	-1.97%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	67.6%
Corporate Bonds	65.2%
Common Stocks	15.5%
Short Term Investments	10.9%
Convertible Preferred Stocks	8.8%
Senior Floating Rate Interests	1.2%
Total Investments	169.2%
Call Options Written	-0.1%
Other Assets & Liabilities, net	-69.1%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	April 30, 2017

All or a portion of the above distributions may be characterized as a return of capital. As of October 31, 2016, 61% of the distributions were characterized as return of capital. As of April 30, 2017, 8% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in January 2018.

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FUND SUMMARY (Unaudited) continued	April 30, 2017

% of Long-Term
Country Breakdown	Investments
United States	68.6%
Japan	3.9%
Canada	3.2%
Netherlands	3.0%
France	3.0%
United Kingdom	2.8%
Bermuda	2.6%
Cayman Islands	1.8%
Germany	1.4%
Jersey	1.3%
Ireland	0.9%
Taiwan	0.9%
Mexico	0.9%
Austria	0.8%
China	0.7%
Switzerland	0.6%
Spain	0.5%
Luxembourg	0.5%
Israel	0.5%
Australia	0.5%
Hungary	0.4%
Norway	0.3%
Belgium	0.3%
Marshall Islands	0.2%
Liberia	0.2%
India	0.2%
Subject to change daily.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)		April 30, 2017

	Shares	Value
COMMON STOCKS† – 15.5%
Consumer, Non-cyclical – 6.1%
Bristol-Myers Squibb Co.[1]	38,300	$ 2,146,714
Macquarie Infrastructure Corp.[1]	22,889	1,862,478
Biogen, Inc.[1]	6,800	1,844,228
RELX N.V.[1]	90,000	1,740,087
Imperial Brands plc	30,000	1,467,888
Merck & Company, Inc.[1]	20,000	1,246,600
Olympus Corp.[1]	30,000	1,154,571
Roche Holding AG	4,000	1,045,959
Gilead Sciences, Inc.[1]	9,950	682,073
Total Consumer, Non-cyclical		13,190,598

Industrial – 3.4%
United Parcel Service, Inc. — Class B1	21,400	2,299,644
Lockheed Martin Corp.	8,100	2,182,545
BAE Systems plc[1]	240,000	1,946,835
Koninklijke Philips N.V.[1]	28,512	987,952
Total Industrial		7,416,976

Consumer, Cyclical – 2.4%
General Motors Co.	61,400	2,126,896
Ford Motor Co.[1]	118,800	1,362,636
American Airlines Group, Inc.[1]	30,600	1,304,172
L Brands, Inc.	7,600	401,356
Total Consumer, Cyclical		5,195,060

Communications – 2.3%
Alphabet, Inc. — Class C	2,100	1,902,516
Verizon Communications, Inc.[1]	39,000	1,790,490
CenturyLink, Inc.[1]	50,700	1,301,469
Total Communications		4,994,475

Basic Materials – 0.7%
LyondellBasell Industries N.V. — Class A	17,600	1,491,776

Financial – 0.6%
Unibail-Rodamco SE REIT[1]	5,580	1,369,911

Total Common Stocks
(Cost $32,891,562)		33,658,796

CONVERTIBLE PREFERRED STOCKS† – 8.8%
Consumer, Non-cyclical – 3.0%
Allergan plc
5.50% due 03/01/18	3,732	3,231,091

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 8.8% (continued)
Consumer, Non-cyclical – 3.0% (continued)
Anthem, Inc.
5.25% due 05/01/18[1]	31,709	$ 1,629,208
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	2,821	1,610,791
Total Consumer, Non-cyclical		6,471,090

Industrial – 2.6%
Stericycle, Inc.
5.25% due 09/15/18[1]	31,200	2,309,112
Arconic, Inc.
5.38% due 10/01/17[1]	48,350	2,052,941
Belden, Inc.
6.75% due 07/15/19[1]	13,387	1,318,218
Total Industrial		5,680,271

Financial – 1.1%
Mandatory Exchangeable Trust
5.75% due 06/03/19[1,2]	9,261	1,274,453
AMG Capital Trust II
5.15% due 10/15/37[1]	10,996	629,521
Wells Fargo & Co.
7.50%[1,3]	427	541,863
Total Financial		2,445,837

Energy – 0.9%
Hess Corp.
8.00% due 02/01/19[1]	31,600	1,913,064

Utilities – 0.8%
Great Plains Energy, Inc.
7.00% due 09/15/19	31,000	1,677,100

Communications – 0.4%
Frontier Communications Corp.
11.13% due 06/29/18[1]	20,785	921,607

Total Convertible Preferred Stocks
(Cost $19,798,531)		19,108,969

SHORT TERM INVESTMENTS† – 10.9%
Morgan Stanley Institutional Liquidity Government Portfolio
0.47%[4]	23,594,152	23,594,152

Total Short Term Investments
(Cost $23,594,152)		23,594,152

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6%
Technology – 13.1%
Micron Technology, Inc.
3.00% due 11/15/43	2,516,000	$ 2,729,860
ON Semiconductor Corp.
1.00% due 12/01/20[1]	1,650,000	1,747,969
1.63% due 10/15/23[1,2]	844,000	847,165
Lam Research Corp.
1.25% due 05/15/18[1]	809,000	1,934,521
Microchip Technology, Inc.
1.63% due 02/15/27[1,2]	1,849,000	1,902,158
Intel Corp.
3.48% due 12/15/35[1]	1,297,000	1,769,593
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	1,500,000	1,491,563
United Microelectronics Corp.
0.00% due 05/18/20[5]	1,400,000	1,405,249
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,300,000	1,258,562
Cypress Semiconductor Corp.
4.50% due 01/15/22[1,2]	1,012,000	1,250,453
BroadSoft, Inc.
1.00% due 09/01/22	1,038,000	1,212,514
ServiceNow, Inc.
0.00% due 11/01/18[5]	778,000	1,050,300
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1]	1,005,000	1,033,894
Electronics For Imaging, Inc.
0.75% due 09/01/19[1]	956,000	1,018,140
Nanya Technology Corp.
0.00% due 01/24/22[5]	800,000	869,000
Red Hat, Inc.
0.25% due 10/01/19[1]	599,000	790,305
Advanced Semiconductor Engineering, Inc.
0.00% due 09/05/18[5]	600,000	777,000
Citrix Systems, Inc.
0.50% due 04/15/19[1]	629,000	773,277
Salesforce.com, Inc.
0.25% due 04/01/18	553,000	734,799
Lumentum Holdings, Inc.
0.25% due 03/15/24[1,2]	727,000	727,909
NVIDIA Corp.
1.00% due 12/01/18[1]	130,000	673,075
Silicon Laboratories, Inc.
1.38% due 03/01/22[2]	622,000	655,822
ASM Pacific Technology Ltd.
2.00% due 03/28/19	4,000,000 HKD	651,233

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6% (continued)
Technology – 13.1% (continued)
Advanced Micro Devices, Inc.
2.13% due 09/01/26	344,000	$ 634,250
Synchronoss Technologies, Inc.
0.75% due 08/15/19	577,000	494,778
Total Technology		28,433,389

Consumer, Non-cyclical – 11.3%
Element Financial Corp.
5.13% due 06/30/19[1,2]	2,696,000 CAD	2,149,228
4.25% due 06/30/20[2]	1,837,000 CAD	1,358,706
Wright Medical Group, Inc.
2.00% due 02/15/20	2,519,000	2,962,975
Hologic, Inc.
0.00% due 12/15/43[1,5,6,8]	900,000	1,137,938
2.00% due 03/01/42[6,7]	622,000	909,286
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	1,272,000	1,396,020
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20	1,114,000	1,386,234
Euronet Worldwide, Inc.
1.50% due 10/01/44	967,000	1,202,706
Qiagen N.V.
0.88% due 03/19/21[1]	1,000,000	1,198,250
Invacare Corp.
5.00% due 02/15/21	1,000,000	1,130,000
NuVasive, Inc.
2.25% due 03/15/21	743,000	992,369
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	942,000	984,390
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	1,035,000	970,959
J Sainsbury plc
1.25% due 11/21/19	700,000 GBP	959,962
Ablynx N.V.
3.25% due 05/27/20	800,000 EUR	955,662
Nevro Corp.
1.75% due 06/01/21[1]	685,000	836,556
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[2]	630,000	672,525
Jazz Investments I Ltd.
1.88% due 08/15/21	580,000	645,250
HealthSouth Corp.
2.00% due 12/01/43[1]	453,000	595,978
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[2]	555,000	577,200

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6% (continued)
Consumer, Non-cyclical – 11.3% (continued)
Herbalife Ltd.
2.00% due 08/15/19[1]	548,000	$ 543,208
Terumo Corp.
0.00% due 12/06/21[5]	50,000,000 JPY	533,215
Clovis Oncology, Inc.
2.50% due 09/15/21	372,000	455,235
Total Consumer, Non-cyclical		24,553,852

Communications – 9.8%
DISH Network Corp.
3.38% due 08/15/26[2]	2,824,000	3,469,990
2.38% due 03/15/24[2]	805,000	839,716
Priceline Group, Inc.
0.35% due 06/15/20[1]	1,723,000	2,520,964
Twitter, Inc.
0.25% due 09/15/19[1]	1,900,000	1,808,563
1.00% due 09/15/21	675,000	623,531
Ctrip.com International Ltd.
1.00% due 07/01/20[1]	1,151,000	1,289,120
1.25% due 10/15/18	361,000	482,838
FireEye, Inc.
1.00% due 06/01/35[1]	1,600,000	1,518,000
Proofpoint, Inc.
0.75% due 06/15/20	1,232,000	1,412,950
Ciena Corp.
3.75% due 10/15/18[1,2]	1,000,000	1,285,625
Telenor East Holding II AS
0.25% due 09/20/19[1]	1,000,000	1,137,250
Finisar Corp.
0.50% due 12/15/33[1]	981,000	1,035,568
Liberty Media Corp.
1.38% due 10/15/23[1]	902,000	1,020,951
Inmarsat plc
3.88% due 09/09/23	800,000	921,160
American Movil BV
5.50% due 09/17/18[1]	800,000 EUR	733,517
Vodafone Group PLC
1.50% due 08/25/17[1]	500,000 GBP	625,851
Liberty Interactive LLC
1.75% due 09/30/46[2]	528,000	622,710
Total Communications		21,348,304

Consumer, Cyclical – 8.5%
Suzuki Motor Corp.
0.00% due 03/31/23[1,5]	210,000,000 JPY	2,380,799

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6% (continued)
Consumer, Cyclical – 8.5% (continued)
Sonae Investments B.V.
1.63% due 06/11/19	2,100,000 EUR	$ 2,241,059
International Consolidated Airlines Group S.A.
0.25% due 11/17/20	1,700,000 EUR	1,779,017
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	1,625,000	1,526,484
RH
0.00% due 06/15/19[1,2,5]	1,702,000	1,523,290
Steinhoff Finance Holdings GmbH
1.25% due 08/11/22[1]	900,000 EUR	973,194
4.00% due 01/30/21	300,000 EUR	443,377
HIS Co. Ltd.
0.00% due 08/30/19[5]	150,000,000 JPY	1,357,428
Valeo S.A.
0.00% due 06/16/21[5]	1,000,000	1,146,750
Iida Group Holdings Co. Ltd
0.00% due 06/18/20[5]	120,000,000 JPY	1,106,127
Sony Corp.
0.00% due 09/30/22[5]	101,000,000 JPY	996,907
NHK Spring Co. Ltd.
0.00% due 09/20/19[1,5]	800,000	914,000
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19[1]	4,000,000 HKD	705,235
LVMH Moet Hennessy Louis Vuitton SE
0.00% due 02/16/21[1,5]	2,236	657,345
Asics Corp.
0.00% due 03/01/19[5]	70,000,000 JPY	654,660
Total Consumer, Cyclical		18,405,672

Financial – 8.1%
British Land White 2015 Ltd.
0.00% due 06/09/20[5]	1,400,000 GBP	1,738,799
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[1]	1,000,000 EUR	1,353,020
BUWOG AG
0.00% due 09/09/21[5]	1,200,000 EUR	1,349,535
AYC Finance Ltd.
0.50% due 05/02/19[1]	1,300,000	1,348,750
Aurelius SE
1.00% due 12/01/20[1]	1,200,000 EUR	1,348,555
Haitong International Securities Group, Ltd.
0.00% due 10/25/21[5]	10,000,000 HKD	1,290,574
Colony NorthStar, Inc.
3.88% due 01/15/21[1]	1,254,000	1,270,459

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6% (continued)
Financial – 8.1% (continued)
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	800,000 EUR	$ 1,232,256
Air Lease Corp.
3.88% due 12/01/18[1]	832,000	1,188,720
Starwood Property Trust, Inc.
4.00% due 01/15/19	884,000	1,013,285
Colony Starwood Homes
3.00% due 07/01/19[1]	666,000	798,368
Unite Jersey Issuer Ltd.
2.50% due 10/10/18	400,000 GBP	687,447
Extra Space Storage, LP
3.13% due 10/01/35[1,2]	628,000	656,653
Nexity S.A.
0.13% due 01/01/23	547,707 EUR	632,271
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	254,000	582,136
Deutsche Wohnen AG
0.88% due 09/08/21[1]	300,000 EUR	516,064
LEG Immobilien AG
0.50% due 07/01/21	300,000 EUR	491,759
Total Financial		17,498,651

Industrial – 7.6%
Cemex SAB de CV
3.72% due 03/15/20	2,650,000	3,007,535
Dycom Industries, Inc.
0.75% due 09/15/21	1,461,000	1,852,731
China Railway Construction Corporation Ltd.
0.00% due 01/29/21[5]	1,250,000	1,488,125
Implenia AG
0.50% due 06/30/22	1,035,000 CHF	1,200,629
Makino Milling Machine Co., Ltd.
0.00% due 03/19/18[5]	90,000,000 JPY	990,064
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	750,000	986,047
BW Group Ltd.
1.75% due 09/10/19	1,000,000	943,750
Golar LNG Ltd.
2.75% due 02/15/22[1,2]	900,000	879,750
MTU Aero Engines AG
0.13% due 05/17/23	600,000 EUR	821,286
CRRC Corporation Ltd.
0.00% due 02/05/21[5]	750,000	800,438
Shimizu Corp.
0.00% due 10/16/20[5]	80,000,000 JPY	785,323

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 67.6% (continued)
Industrial – 7.6% (continued)
Larsen & Toubro Ltd.
0.68% due 10/22/19	700,000	$ 713,913
Vinci S.A.
0.38% due 02/16/22	600,000	663,000
OSG Corp.
0.00% due 04/04/22[1,5]	50,000,000 JPY	647,820
Safran S.A.
0.00% due 12/31/20[5]	591,800 EUR	621,660
Total Industrial		16,402,071

Energy – 5.8%
Chesapeake Energy Corp.
5.50% due 09/15/26[2]	4,343,000	4,294,140
Weatherford International Ltd.
5.88% due 07/01/21	3,540,000	4,217,025
RAG-Stiftung
0.00% due 03/16/23[5]	800,000 EUR	917,985
0.00% due 02/18/21[5]	500,000 EUR	588,713
Technip S.A.
0.88% due 01/25/21	1,000,000 EUR	1,363,910
PDC Energy, Inc.
1.13% due 09/15/21	830,000	805,619
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	398,000	485,063
Total Energy		12,672,455

Basic Materials – 2.5%
OCI NV
3.88% due 09/25/18	3,000,000 EUR	3,286,450
Kansai Paint Co., Ltd.
0.00% due 06/17/19[1,5]	110,000,000 JPY	1,074,392
Toray Industries, Inc.
0.00% due 08/30/19[1,5]	90,000,000 JPY	952,723
Total Basic Materials		5,313,565

Utilities – 0.9%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,6]	19,024	1,370,917
NRG Yield, Inc.
3.25% due 06/01/20[2]	500,000	494,063
Total Utilities		1,864,980

Total Convertible Bonds
(Cost $137,286,222)		146,492,939

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2%
Consumer, Non-cyclical – 13.7%
Tenet Healthcare Corp.
6.00% due 10/01/20[1]	1,750,000	$ 1,846,250
8.13% due 04/01/22	605,000	617,100
4.50% due 04/01/21[1]	588,000	590,205
United Rentals North America, Inc.
6.13% due 06/15/23[1]	1,500,000	1,571,250
5.88% due 09/15/26[1]	1,249,000	1,322,379
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[2]	3,733,000	2,769,886
HCA Holdings, Inc.
6.25% due 02/15/21	2,206,000	2,399,024
CHS/Community Health Systems, Inc.
6.88% due 02/01/22[1]	1,394,000	1,158,763
5.13% due 08/01/21[1]	550,000	547,250
HealthSouth Corp.
5.75% due 09/15/25[1]	1,628,000	1,654,455
HCA, Inc.
7.50% due 02/15/22[1]	1,050,000	1,210,545
Revlon Consumer Products Corp.
6.25% due 08/01/24[1]	1,212,000	1,184,730
Cott Beverages, Inc.
5.38% due 07/01/22[1]	1,136,000	1,181,440
Sotheby’s
5.25% due 10/01/22[1,2]	1,140,000	1,171,350
BioMarin Pharmaceutical, Inc.
0.75% due 10/15/18	970,000	1,147,631
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,2]	1,000,000	1,120,000
Post Holdings, Inc.
5.50% due 03/01/25[1,2]	1,018,000	1,068,900
Greatbatch Ltd.
9.13% due 11/01/23[2]	909,000	956,723
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,2]	834,000	863,190
Quorum Health Corp.
11.63% due 04/15/23[2]	958,000	855,015
Ahern Rentals, Inc.
7.38% due 05/15/23[1,2]	909,000	786,285
Horizon Pharma, Inc.
6.63% due 05/01/23[1]	782,000	777,113
Cenveo Corp.
8.50% due 09/15/22[2]	1,240,000	700,600
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	620,000	651,000

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Consumer, Non-cyclical – 13.7% (continued)
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	588,000	$ 633,223
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,2]	600,000	509,700
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,2]	320,000	326,400
Total Consumer, Non-cyclical		29,620,407

Consumer, Cyclical – 11.5%
Air France KLM S.A.
6.25%[3,9]	3,000,000 EUR	3,452,405
GameStop Corp.
6.75% due 03/15/21[2]	2,360,000	2,424,899
L Brands, Inc.
5.63% due 02/15/22[1]	1,000,000	1,061,250
5.63% due 10/15/23[1]	934,000	985,183
FirstCash, Inc.
6.75% due 04/01/21[1]	1,309,000	1,374,450
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2]	1,267,000	1,330,350
VWR Funding, Inc.
4.63% due 04/15/22[1,2]	1,100,000 EUR	1,254,958
Scotts Miracle-Gro Co.
6.00% due 10/15/23	1,164,000	1,249,845
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[2]	1,084,000	1,115,165
Levi Strauss & Co.
5.00% due 05/01/25[1]	1,060,000	1,098,425
Scientific Games International, Inc.
10.00% due 12/01/22	926,000	1,008,183
Allegiant Travel Co.
5.50% due 07/15/19[1]	950,000	983,250
Hanesbrands, Inc.
4.63% due 05/15/24[1,2]	909,000	906,728
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millenium Op
5.38% due 04/15/27[2]	872,000	903,523
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	880,000	880,000
Brinker International, Inc.
3.88% due 05/15/23[1]	909,000	861,278
Global Partners, LP / GLP Finance Corp.
6.25% due 07/15/22[1]	825,000	820,875
MGM Resorts International
6.00% due 03/15/23[1]	676,000	740,220

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Consumer, Cyclical – 11.5% (continued)
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	734,000	$ 713,815
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	660,000	669,900
Six Flags Entertainment Corp.
4.88% due 07/31/24[2]	619,000	625,964
Cumberland Farms, Inc.
6.75% due 05/01/25[2]	438,000	455,586
Total Consumer, Cyclical		24,916,252

Communications – 10.6%
Frontier Communications Corp.
11.00% due 09/15/25	4,024,000	3,898,250
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	1,250,000	1,300,000
5.75% due 01/15/24[1]	1,175,000	1,239,625
DISH DBS Corp.
6.75% due 06/01/21[1]	1,200,000	1,308,000
5.88% due 11/15/24[1]	924,000	973,665
SFR Group S.A.
7.38% due 05/01/26[1,2]	1,640,000	1,730,199
CenturyLink, Inc.
6.75% due 12/01/23[1]	1,543,000	1,658,725
Sprint Communications, Inc.
9.00% due 11/15/18[1,2]	1,173,000	1,285,901
CBS Radio, Inc.
7.25% due 11/01/24[1,2]	1,076,000	1,172,840
Sirius XM Radio, Inc.
5.75% due 08/01/21[1,2]	1,050,000	1,092,000
GCI, Inc.
6.88% due 04/15/25[1]	970,000	1,047,600
AMC Networks, Inc.
4.75% due 12/15/22[1]	1,000,000	1,022,500
Tribune Media Co.
5.88% due 07/15/22[1]	946,000	998,522
Sinclair Television Group, Inc.
5.88% due 03/15/26[1,2]	909,000	949,905
Radio One, Inc.
7.38% due 04/15/22[1,2]	680,000	714,000
Sprint Corp.
7.88% due 09/15/23[1]	625,000	703,125
ViaSat, Inc.
6.88% due 06/15/20[1]	662,000	675,654
Windstream Services LLC
6.38% due 08/01/23[1]	617,000	547,588

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Communications – 10.6% (continued)
NetFlix, Inc.
3.63% due 05/15/27[2]	340,000 EUR	$ 375,797
Finisar Corp.
0.50% due 12/15/36[2]	289,000	269,854
Total Communications		22,963,750

Energy – 7.3%
PDC Energy, Inc.
6.13% due 09/15/24[1,2]	1,316,000	1,355,479
Oasis Petroleum, Inc.
6.88% due 01/15/23[1]	1,321,000	1,340,815
CONSOL Energy, Inc.
8.00% due 04/01/23	1,158,000	1,212,281
Parsley Energy LLC / Parsley Finance Corp.
5.25% due 08/15/25[2]	882,000	893,025
6.25% due 06/01/24[1,2]	294,000	312,375
Sabine Pass Liquefaction LLC
5.75% due 05/15/24[1]	1,078,000	1,193,306
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,157,000	1,162,785
Continental Resources, Inc.
4.50% due 04/15/23[1]	1,026,000	1,015,740
Nabors Industries, Inc.
0.75% due 01/15/24[1,2]	1,158,000	1,002,395
Sunoco, LP / Sunoco Finance Corp.
6.38% due 04/01/23[1]	930,000	995,100
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	605,000	663,988
6.25% due 10/15/22	298,000	321,095
Murphy Oil Corp.
4.70% due 12/01/22[1]	968,000	948,640
PBF Holding Company LLC / PBF Finance Corp.
7.00% due 11/15/23[1]	920,000	938,400
Diamondback Energy, Inc.
4.75% due 11/01/24[1,2]	882,000	888,615
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[2]	870,000	807,468
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23[1]	726,000	787,710
Total Energy		15,839,217

Industrial – 6.1%
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	1,628,100
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[2]	1,586,000	1,421,452

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Industrial – 6.1% (continued)
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2]	1,155,000	$ 1,206,975
Park-Ohio Industries, Inc.
6.63% due 04/15/27[2]	1,164,000	1,195,283
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	1,028,000	1,043,419
TransDigm, Inc.
6.50% due 07/15/24	990,000	1,019,700
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,2]	910,000	937,300
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[2]	931,000	805,315
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	735,000	764,400
Builders FirstSource, Inc.
5.63% due 09/01/24[1,2]	734,000	764,278
Triumph Group, Inc.
4.88% due 04/01/21[1]	770,000	758,450
Eletson Holdings, Inc.
9.63% due 01/15/22[2]	858,000	729,300
CNH Industrial Capital LLC
3.38% due 07/15/19	582,000	592,913
Bombardier, Inc.
6.13% due 01/15/23[1,2]	333,000	333,000
Total Industrial		13,199,885

Basic Materials – 6.0%
NOVA Chemicals Corp.
5.00% due 05/01/25[2]	1,273,000	1,306,415
5.25% due 08/01/23[1,2]	1,000,000	1,031,250
WR Grace & Co.
5.13% due 10/01/21[1,2]	1,400,000	1,506,750
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,2]	1,155,000	1,334,747
First Quantum Minerals Ltd.
7.25% due 04/01/23[2]	592,000	604,210
7.00% due 02/15/21[2]	559,000	581,360
Commercial Metals Co.
4.88% due 05/15/23[1]	1,156,000	1,167,560
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[2]	893,000	991,230
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1]	780,000	965,250
Tronox Finance LLC
7.50% due 03/15/22[2]	880,000	924,000

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Basic Materials – 6.0% (continued)
TPC Group, Inc.
8.75% due 12/15/20[2]	908,000	$ 848,980
Kaiser Aluminum Corp.
5.88% due 05/15/24	711,000	751,883
Compass Minerals International, Inc.
4.88% due 07/15/24[1,2]	733,000	720,173
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,2]	294,000	340,305
Total Basic Materials		13,074,113

Technology – 4.8%
Qorvo, Inc.
7.00% due 12/01/25	2,662,000	2,968,130
Integrated Device Technology, Inc.
0.88% due 11/15/22	1,813,000	1,848,127
Teradyne, Inc.
1.25% due 12/15/23[1,2]	1,272,000	1,597,949
Western Digital Corp.
10.50% due 04/01/24[1]	971,000	1,145,780
Seagate HDD Cayman
4.75% due 01/01/25	1,164,000	1,129,959
Veeco Instruments, Inc.
2.70% due 01/15/23	795,000	877,482
First Data Corp.
5.38% due 08/15/23[1,2]	826,000	861,105
Total Technology		10,428,532

Financial – 4.6%
Synovus Financial Corp.
7.88% due 02/15/19[1]	2,102,000	2,295,909
Ally Financial, Inc.
8.00% due 03/15/20[1]	1,300,000	1,470,625
5.13% due 09/30/24	510,000	522,113
Forest City Realty Trust, Inc.
4.25% due 08/15/18	1,564,000	1,781,983
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,327,604
CoreCivic, Inc.
4.63% due 05/01/23[1]	1,297,000	1,306,728
CIT Group, Inc.
5.00% due 05/15/18[1,2]	836,000	841,350
Travelex Financing plc
8.00% due 08/01/18[1,2]	375,000 GBP	494,920
Total Financial		10,041,232

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 65.2% (continued)
Utilities – 0.6%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	881,000	$ 887,608
Dynegy, Inc.
8.00% due 01/15/25[1,2]	382,000	352,395
Total Utilities		1,240,003

Total Corporate Bonds
(Cost $137,811,039)		141,323,391

SENIOR FLOATING RATE INTERESTS††,9 – 1.2%
Consumer, Cyclical – 0.6%
PetSmart, Inc.
4.16% due 03/11/22	1,349,566	1,245,818

Communications – 0.5%
Sprint Communications, Inc.
3.31% due 02/29/24	1,015,000	1,017,009

Basic Materials – 0.1%
Fortescue Resources August 2006 Pty Ltd.
3.75% due 06/30/19	196,720	198,172

Total Senior Floating Rate Interests
(Cost $2,553,091)		2,460,999

Total Investments – 169.2%
(Cost $353,934,597)		$ 366,639,246

	Contracts
	(100 shares
	per contract)	Value

CALL OPTIONS WRITTEN†, * – (0.1)%
Biogen, Inc. Expiring June 2017 with strike price of $300.00	68	$ (8,024)
Alphabet, Inc. Expiring May 2017 with strike price of $850.00	21	(125,769)

Total Call Options Written
(Premiums received $69,537)		(133,793)
Other Assets & Liabilities, net – (69.1)%		(149,742,711)
Total Net Assets – 100.0%		$ 216,762,742

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2017, the total value of the positions segregated was $226,027,532.

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $80,920,488 (cost $79,759,648), or 37.3% of total net assets.

3	Perpetual maturity.
4	Rate indicated is the 7-day yield as of April 30, 2017.
5	Zero coupon rate security.
6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
7	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
8	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
9	Variable rate security. Rate indicated is rate effective at April 30, 2017.

AG	Stock Corporation
BV	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Francs
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
REIT	Real Estate Investment Trust
S.A.	Corporation

SAB de CV	Publicly Traded Company

See Sector Classification in Supplemental Information section.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2017 (See Note 2 in the Notes to Financial Statements):

		Level 2		Level 3
	Level 1	Significant		Significant
	Quoted	Observable		Unobservable
	Prices	Inputs		Inputs	Total
Assets
Common Stocks	$33,658,796	$—		$—	$33,658,796
Convertible Preferred Stocks	19,108,969	—		—	19,108,969
Short Term Investments	23,594,152	—		—	23,594,152
Convertible Bonds	—	146,492,939		—	146,492,939
Corporate Bonds	—	141,323,391		—	141,323,391
Senior Floating Rate Interests	—	2,460,999		—	2,460,999
Forward Foreign Currency
Exchange Contracts	—	118,441	*	—	118,441
Unfunded Commitments	—	1,533,550		—	1,533,550
Total Assets	$76,361,917	$291,929,320		$—	$368,291,237

Liabilities
Forward Foreign Currency
Exchange Contracts	$—	$1,755,849	*	$—	$1,755,849
Options Written	133,793	—		—	133,793
Total Liabilities	$133,793	$1,755,849		$—	$1,889,642
* Represents the unrealized gain/loss at the period end.

Please refer to the detail portfolio breakdown of investment type by industry category.

The Fund did not hold any Level 3 securities during the period ended April 30, 2017.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended April 30, 2017, there were no transfers between levels.
See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2017

ASSETS:
Investments, at value (cost $353,934,597)	$366,639,246
Unfunded loan commitments, at value (Note 10) (Commitment fees
received $1,528,461)	1,533,550
Unrealized appreciation on forward foreign currency exchange contracts	118,441
Receivables:
Interest	2,635,970
Investments sold	4,691,820
Dividends	183,004
Tax reclaims	56,540
Total assets	375,858,571
LIABILITIES:
Margin loan	80,000,000
Reverse repurchase agreements	70,000,000
Options Written, at Value (Premiums received $69,537)	133,793
Unrealized depreciation on forward foreign currency exchange contracts	1,755,849
Interest due on borrowings	54,600
Payable for:
Investments purchased	6,492,355
Investment management fees	180,019
Investment advisory fees	119,904
Trustees fees*	7,013
Other fees	352,296
Total liabilities	159,095,829
NET ASSETS	$216,762,742
NET ASSETS CONSIST OF:
Common shares, $0.001 par value per share; unlimited number of shares
authorized, 32,196,876 shares issued and outstanding	$32,197
Additional paid-in capital	391,249,919
Distributions in excess of net investment income	(8,545,006)
Accumulated net realized loss on investments, written options, swap agreements
and foreign currency transactions	(176,981,937)
Net unrealized appreciation on investments, written options, swap agreements
and foreign currency translations	11,007,569
NET ASSETS	$216,762,742
Shares outstanding ($0.001 par value with unlimited amount authorized)	32,196,876
Net asset value, offering price and repurchase price per share	$6.73
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

STATEMENT OF OPERATIONS	April 30, 2017
For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$6,093,360
Dividends, net of foreign taxes withheld $53,363	1,156,834
Total investment income	7,250,194
EXPENSES:
Interest expense	1,544,005
Investment management fees	1,080,987
Investment advisory fees	720,658
Professional fees	132,004
Trustees’ fees and expenses*	86,200
Administration fees	43,471
Printing fees	33,522
Insurance	23,926
Custodian fees	17,607
NYSE listing fees	15,566
Transfer agent fees	9,745
Fund accounting fees	1,948
Other fees	2,157
Total expenses	3,711,796
Net investment income	3,538,398
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	252,739
Written options	246,357
Swap agreements	(206,327)
Foreign currency transactions	4,531,024
Net realized gain	4,823,793
Net change in unrealized appreciation (depreciation) on:
Investments	14,284,957
Written options	(64,256)
Swap agreements	235,242
Foreign currency translations	(3,773,120)
Net change in unrealized appreciation	10,682,823
Net realized and unrealized gain	15,506,616
Net increase in net assets resulting from operations	$19,045,014
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		April 30, 2017

	Period Ended	Year Ended
	April 30, 2017	October 31,
	(Unaudited)	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,538,398	$7,897,840
Net realized gain (loss) on investments, written options,
swap agreements and foreign currency transactions	4,823,793	(11,248,562)
Net change in unrealized appreciation (depreciation) on
investments, written options, swap agreements and
foreign currency translations	10,682,823	1,151,737
Net increase (decrease) in net assets resulting from operations	19,045,014	(2,198,985)
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(9,079,519	(7,143,863)
Return of capital	—	(11,035,782)
Total distributions	(9,079,519	(18,179,645)
SHAREHOLDER TRANSACTIONS:
Cost of shares repurchased	—	(255,233)
Net increase (decrease) in net assets resulting from
shareholder transactions	—	(255,233)
Net increase (decrease) in net assets	9,965,495	(20,633,863)
NET ASSETS:
Beginning of period	206,797,247	227,431,110
End of period	$216,762,742	$206,797,247
Distributions in excess of net investment income at end of period	$(8,545,006	$(3,003,885)

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

STATEMENT OF CASH FLOWS	April 30, 2017
For the Six Months Ended April 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,045,014
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(14,284,957)
Net change in unrealized (appreciation) depreciation on written options	64,256
Net change in unrealized (appreciation) depreciation on foreign currency translations	3,773,120
Net change in unrealized (appreciation) depreciation on swap agreements	(235,242)
Net realized gain on investments	(252,739)
Net realized gain on written options	(246,357)
Purchase of long-term investments	(170,532,907)
Proceeds from sale of long-term investments	176,528,564
Net proceeds (purchases) from sale of short-term investments	(5,873,922)
Net amortization/accretion of premium/discount	(455,547)
Premiums received on written options	495,905
Cost of closing written options	(180,012)
Net change in premiums received on swap agreements	(377,023)
Commitment fees received on unfunded commitments	(1,528,461)
Decrease in restricted cash	1,400,336
Increase in investments sold receivable	(1,979,736)
Decrease in interest receivable	179,953
Increase in dividends receivable	(84,864)
Increase in tax reclaims receivable	(6,359)
Decrease in other assets	16,600
Decrease in interest due on borrowings	(89,617)
Increase in investments purchased payable	2,766,770
Decrease in investment management fees payable	(3,029)
Decrease in investment advisory fees payable	(2,019)
Decrease in administration fees payable	(7,334)
Increase in trustees’ fees payable	6,013
Increase in other fees	53,774
Net Cash Provided by Operating and Investing Activities	8,434,431
Cash Flows From Financing Activities:
Distributions to common shareholders	(9,079,519)
Net Cash Used in Financing Activities	(9,079,519)
Net decrease in cash	(645,088)
Cash at Beginning of Period	645,088
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,633,622

See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2017

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	April 30, 2017	October 31,	October 31,	October 31,	October 31,		October 31,
	(Unaudited)	2016	2015	2014	2013		2012
Per Share Data:
Net asset value, beginning of period	$6.42	$7.05	$7.63	$8.18	$7.18		$7.40
Income from investment operations:
Net investment income(a)	0.11	0.25	0.20	0.24	0.27		0.40
Net gain (loss) on investments (realized and	0.48	(0.32)	(0.22)	(0.23)	1.25		0.08
unrealized)
Distributions to preferred shareholders
from net investment income (common
share equivalent basis)	—	—	—	—	(0.01)		(0.08)
Total from investment operations	0.59	(0.07)	(0.02)	0.01	1.51		0.40
Less distributions from:
Net investment income	(0.28)	(0.22)	(0.36)	(0.56)	(0.56)		(0.36)
Return of capital	—	(0.34)	(0.20)	—	—		(0.26)
Total distributions to shareholders	(0.28)	(0.56)	(0.56)	(0.56)	(0.56)		(0.62)
Increase resulting from tender and
repurchase of Auction Market
Preferred Shares (Note 8)	—	—	—	—	0.05		—
Net asset value, end of period	$6.73	$6.42	$7.05	$7.63	$8.18		$7.18
Market value, end of period	$6.22	$5.57	$5.78	$6.66	$7.15		$6.66
Total Return(b)
Net asset value	9.35%	-0.65%	-0.30%	-0.08%	22.50	%(f)	5.80%
Market value	17.02%	6.68%	-5.10%	0.60%	16.35%		6.42%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$216,763	$206,797	$227,431	$246,130	$263,568		$231,512
Preferred shares, at redemption value
($25,000 per share liquidation
preference) (in thousands)	N/A	N/A	N/A	N/A	N/A		$170,000
Preferred shares asset coverage per share(c)	N/A	N/A	N/A	N/A	N/A		$59,046

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	April 30, 2017

	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	April 30, 2017		October 31,	October 31,	October 31,		October 31,		October 31,
	(Unaudited)		2016	2015	2014		2013		2012
Ratio to average net assets applicable to
Common Shares:
Net Investment Income, prior to the effect of
dividends to preferred shares, including
interest expense	3.35	%(g)	3.80%	2.70%	2.98%		3.48%		5.54%
Net Investment Income, after effect of
dividends to preferred shares, including
interest expense	3.35	%(g)	3.80%	2.70%	2.98%		3.37%		4.46%
Total expenses(h)	3.51	%(g)	3.78%	3.21%	3.06	%(e)	3.09	%(e)	2.35	%(e)
Portfolio turnover rate	50%		95%	135%	249%		239%		219%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$150,000		$150,000	$170,000	$170,000		$170,000		N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,445		$2,379	$2,338	$2,448		$2,550		N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.

(f)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(g)	Annualized.
(h)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2017 and years ended October 31 would be:

Period
Ended
April 30, 2017
(Unaudited)	2016	2015	2014	2013	2012
2.05%	2.17%	2.04%	1.96%	2.07%	2.35%

N/A – Not Applicable

See notes to financial statements.

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2017

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the

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mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2017.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
On April 30, 2017, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.
(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the

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reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

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The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Rydex Fund Services, LLC (“RFS”), provided fund administration services to the Fund. On October 4, 2016, RFS was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and trustees of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2017, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	On	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$355,466,469	$19,766,134	$(8,593,357)	$11,172,777	$(64,761)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.
As of October 31, 2016, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(181,201,733)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.
At October 31, 2016, (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

				Total
Expires	Expires	Unlimited	Unlimited	Capital Loss
in 2017	in 2019	Short-Term	Long-Term	Carryforward
$155,338,151	$2,393,946	$16,938,517	$6,531,119	$181,201,733

Capital loss carryforward expired in 2016 was $130,623,500.
For the year ended October 31, 2016, (the most recent fiscal year end for federal income tax purposes), the tax characters of distributions paid, as reflected on the Statements of Changes in Net Assets, of $7,143,863 was ordinary income and $11,035,782 was return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the period ended April 30, 2017, the cost of purchases and proceeds from sales of investments, excluding written options, swap agreements and short-term securities, were $170,532,907 and $176,772,815, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

50 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Transactions in written options for the period ended April 30, 2017, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	–	$–
Options written during the period	2,725	495,905
Options expired during the period	(1,620)	(199,031)
Options closed during the period	(1,016)	(227,337)
Options outstanding, end of period	89	$69,537

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of April 30, 2017, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	4/30/2017	(Depreciation)
CAD	4,161,000
for USD	3,084,278	The Bank of New York Mellon	6/14/17	$3,084,278	$3,045,306	$38,972
CAD	1,948,000
for USD	1,443,926	The Bank of New York Mellon	6/14/17	1,443,926	1,425,681	18,245
CHF	703,000
for USD	697,642	The Bank of New York Mellon	6/14/17	697,642	708,270	(10,628)
CHF	500,000
for USD	504,795	The Bank of New York Mellon	6/14/17	504,795	503,748	1,047
CHF	980,000
for USD	972,531	The Bank of New York Mellon	6/14/17	972,531	987,347	(14,816)
CHF	58,000
for USD	57,885	The Bank of New York Mellon	6/14/17	57,885	58,435	(550)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	4/30/2017	(Depreciation)
EUR	1,740,000
for USD	1,853,500	The Bank of New York Mellon	6/14/17	$1,853,500	$1,899,219	$(45,719)
EUR	44,000
for USD	47,019	The Bank of New York Mellon	6/14/17	47,019	48,026	(1,007)
EUR	355,000
for USD	386,346	The Bank of New York Mellon	6/14/17	386,346	387,484	(1,138)
EUR	13,203,000
for USD	14,064,232	The Bank of New York Mellon	6/14/17	14,064,232	14,411,145	(346,913)
EUR	678,000
for USD	726,009	The Bank of New York Mellon	6/14/17	726,009	740,040	(14,031)
EUR	260,000
for USD	278,912	The Bank of New York Mellon	6/14/17	278,912	283,791	(4,879)
EUR	385,000
for USD	418,995	The Bank of New York Mellon	6/14/17	418,995	420,229	(1,234)
EUR	13,595,000
for USD	14,481,802	The Bank of New York Mellon	6/14/17	14,481,802	14,839,015	(357,213)
EUR	102,000
for USD	110,589	The Bank of New York Mellon	6/14/17	110,589	111,333	(744)
EUR	250,000
for USD	272,075	The Bank of New York Mellon	6/14/17	272,075	272,876	(801)
GBP	368,854
for USD	449,153	The Bank of New York Mellon	6/14/17	449,153	477,841	(28,688)
GBP	13,000
for USD	15,926	The Bank of New York Mellon	6/14/17	15,926	16,841	(915)
GBP	979,250
for USD	1,192,432	The Bank of New York Mellon	6/14/17	1,192,432	1,268,594	(76,162)
GBP	4,783,000
for USD	5,824,259	The Bank of New York Mellon	6/14/17	5,824,259	6,196,259	(372,000)
GBP	244,000
for USD	298,915	The Bank of New York Mellon	6/14/17	298,915	316,096	(17,181)
JPY	1,255,432,000
for USD	10,917,559	The Bank of New York Mellon	6/14/17	10,917,559	11,283,003	(365,444)
JPY	267,200,000
for USD	2,323,640	The Bank of New York Mellon	6/14/17	2,323,640	2,401,419	(77,779)
JPY	15,000,000
for USD	135,466	The Bank of New York Mellon	6/14/17	135,466	134,810	656
						$(1,678,922)

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	4/30/2017	(Depreciation)
CAD	1,075,000
for USD	801,192	The Bank of New York Mellon	6/14/17	$801,192	$786,759	$(14,433)
CAD	87,000
for USD	65,344	The Bank of New York Mellon	6/14/17	65,344	63,673	(1,671)
CAD	20,000
for USD	14,906	The Bank of New York Mellon	6/14/17	14,906	14,637	(269)

52 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	4/30/2017	(Depreciation)
CAD	22,000
for USD	16,524	The Bank of New York Mellon	6/14/17	$16,524	$16,101	$(423)
CHF	32,000
for USD	32,318	The Bank of New York Mellon	6/14/17	32,318	32,240	(78)
EUR	43,000
for USD	46,045	The Bank of New York Mellon	6/14/17	46,045	46,935	890
EUR	42,000
for USD	45,472	The Bank of New York Mellon	6/14/17	45,472	45,843	371
EUR	12,000
for USD	13,114	The Bank of New York Mellon	6/14/17	13,114	13,098	(16)
EUR	689,000
for USD	736,954	The Bank of New York Mellon	6/14/17	736,954	752,047	15,093
EUR	135,000
for USD	144,264	The Bank of New York Mellon	6/14/17	144,264	147,353	3,089
EUR	181,000
for USD	197,168	The Bank of New York Mellon	6/14/17	197,168	197,562	394
EUR	115,000
for USD	123,002	The Bank of New York Mellon	6/14/17	123,002	125,523	2,521
EUR	845,000
for USD	903,347	The Bank of New York Mellon	6/14/17	903,347	922,322	18,975
EUR	33,000
for USD	36,062	The Bank of New York Mellon	6/14/17	36,062	36,019	(43)
GBP	258,000
for USD	316,045	The Bank of New York Mellon	6/14/17	316,045	334,233	18,188
JPY	21,000,000
for USD	189,808	The Bank of New York Mellon	6/14/17	189,808	188,734	(1,074)
						$41,514
Total unrealized depreciation on forward foreign currency exchange contracts						$(1,637,408)

(c) Swap agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of April 30, 2017, there were no credit swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2017.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$118	exchange contracts	$1,756
Equity risk		–	Options written	134
Total		$118		$1,890

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended April 30, 2017.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for	Written	Swap	Foreign Currency
as hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$246	$ –	$ –	$ 246
Credit risk	–	(206)	–	(206)
Foreign exchange risk	–	–	4,531	4,531
Total	$246	$ (206)	$ 4,531	$ 4,571

54 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Change in Unrealized (Depreciation) on Derivatives
Primary	Written	Swap	Foreign Currency
Risk Exposure	Options	Agreements	Translations	Total
Equity risk	$(64)	$ –	$ –	$ (64)
Credit risk	–	235	–	235
Foreign exchange risk	–	–	(3,764)	(3,764)
Total	$(64)	$ 235	$(3,764)	$(3,593)

Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contacts Written	85
Quarterly Average Number of Outstanding Contacts Purchased	61

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$ 5,014,081
Quarterly Average Outstanding Settlement Value Sold	$63,898,985

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits die to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives		Financial
	Investment	Recognized	of Assets	of Assets	Available	Collateral		Net
Counterparty	Type	Assets	& Liabilities	& Liabilities	for Offset	Instruments	Received	Amount
Bank of New	Forward Foreign	$118,441	$–	$118,441	$(118,441)	$–	$–	$–
York Mellon	Currency Exchange
Contracts

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives		Financial
	Investment	Recognized	of Assets	of Assets	Available	Collateral		Net
Counterparty	Type	Liabilities	& Liabilities	& Liabilities	for Offset	Instruments	Pledged	Amount
Societe Generale	Reverse Repurchase	$70,000,000	$–	$70,000,000	$–	$(70,000,000)	$–	$–
Agreement
Bank of New	Forward Foreign	1,755,849	–	1,755,849	(118,441)	–	–	1,637,408
York Mellon	Currency Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $39,065,977.
Note 8 – Capital:
Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,196,876 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2017 or the year ended October 31, 2016.
On July 22, 2016, the Fund’s Board of Trustees approved a share repurchase program whereby the Fund agreed to purchase, in the open market, up to 7.5% of its outstanding common shares when its common shares traded on the New York Stock Exchange at a discount to net asset value of 13% or

56 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

greater (the “Repurchase Program”). The Fund agreed to terminate the Repurchase Program on September 30, 2018 provided that following the commencement of the Repurchase Program, if the closing price on the NYSE of the Fund’s common shares represented a discount to net asset value of less than 13% for five consecutive trading days, the Repurchase Program would automatically terminate. The Fund commenced the Repurchase Program on August 18, 2016 and the Repurchase Plan was subsequently terminated on August 26, 2016 which constituted the fifth consecutive day in which the common shares traded at a discount of less than 13% to its net asset value. The Fund did not repurchase common shares during the period in connection with the Repurchase Program.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	April 30, 2017	October 31, 2016
Beginning Shares	32,196,876	32,240,720
Shares Repurchased	–	(43,844)
Ending Shares	32,196,876	32,196,876

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.
On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.
On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.
On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 9 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement. As of April 30, 2017, there was $80,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the period ended April 30, 2017 was $80,000,000 with a related average interest rate of 1.83%.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $70,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. The average daily amount of the reverse repurchase agreement during the period ended April 30, 2017, was $70,000,000 with a related average interest rate of 2.19%.
The average borrowings of the margin loan and reverse repurchase agreement, for the period ended April 30, 2017 was $150,000,000 at an average interest rate of 2.08%.

58 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 -90	Greater than
	Continuous	30 days	days	90 days	Total
Common Stocks	$–	$–	$–	$11,584,426	$11,584,426
Convertible
Preferred
Stocks	–	–	–	5,317,644	5,317,644
Convertible Bonds	–	–	–	25,866,730	25,866,730
Corporate Bonds	–	–	–	27,231,200	27,231,200
Total Borrowings	$–	$–	$–	$70,000,000	$70,000,000
Gross amount of
recognized
liabilities for
reverse
repurchase
agreements	$–	$–	$–	$70,000,000	$70,000,000

As of April 30, 2017, the Fund has collateral of $226,027,532 in connection with borrowings and reverse repurchase agreements.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments as of April 30, 2017. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

As of April 30, 2017, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

	Maturity	Face
Borrower	Date	Amount	Value
Regal Cinemas Corp.	04/01/22	$1,528,461	$1,533,550

Note 11 – Subsequent Events:
On May 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on May 31, 2017 to shareholders of record on May 15, 2017.
On June 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on June 30, 2017 to shareholders of record on June 15, 2017.
On May 1, 2017 the Fund announced that the Board of Trustees of the Fund approved a cash tender offer (the “Tender Offer”) for up to 15% of the Fund’s respective outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of each Fund’s respective net asset value (“NAV”) per Share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the Tender Offer in exchange for cash. The Fund has entered into an agreement (the “Agreement”) with Saba Capital Management, LP (“Saba”) pursuant to which Saba has agreed to (1) tender all Shares of the Fund owned by it in the Tender Offer, (2) be bound by certain “standstill” covenants through the Fund’s 2019 annual meeting of shareholders and (3) vote its Shares on all proposals submitted to shareholders in accordance with the recommendation of management through April 25, 2019. Pursuant to the Agreement, the Fund has agreed not to complete the Tender Offer prior to August 1, 2017.
The Tender Offer has not yet commenced. The above statements are not intended to constitute an offer to participate in the Tender Offer. Information about the Tender Offer, including its commencement, will be announced via future press releases. Shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The Tender Offer will be made only by an Offer to Purchase, a related Letter of Transmittal and other documents, to be filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from the Funds.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2017

Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C.	Since 2007	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
Barnes++				Funds (2014-present).
Year of birth: 1951		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997),
Trustee		President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development of PepsiCo, Inc.
(1987-1990).
Daniel L. Black+	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC (2015-
Year of birth: 1960				present); Harlem Lacrosse &
Trustee		Former: Managing Director and Co-Head of the Merchant Banking Group		Leadership, Inc. (2014-present);
		at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-		Bendon, Inc. (2012-2015); Antenna
		Head of U.S. Corporate Banking at BNY Mellon (1995-1998).		International, Inc. (2010-present);
Bonded Services, Ltd. (2011- present).

Former: Penn Foster Education
Group, Inc. (2007-2009).
Derek Medina+	Since 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-	3	Current: Young Scholar’s Institute.
Year of birth: 1966		present).		(2005-present); Oliver Scholars
Trustee				(2011-present).
Former: Vice President, Business Affairs and News Planning at ABC
News (2003-2008); Executive Director, Office of the President at ABC
News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton
(law firm) (1995-1998); Associate in Corporate Finance at J.P.
Morgan/ Morgan Guaranty (1988-1990).

62 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Ronald A.	Since 2007	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
Nyberg++				System (2012-present).
Year of birth: 1953		Former: Partner, Nyberg & Cassisppi, LLC (2000-2016); Executive Vice
Trustee and		President, General Counsel and Corporate Secretary, Van Kampen
Chairman of the		Investments (1982-1999).
Nominating and
Governance
Committee
Gerald L. Seizert,	Since 2007	Current: Managing Partner of Seizert Capital Partners, LLC, where he	3	Current: Beaumont Hospital (2012-
CFA, CIC+		directs the equity disciplines of the firm.		present); University of Toledo
Year of birth: 1952				Foundation (2013-present).
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and
Chief Investment Officer-Equities of Munder Capital Management, LLC
(1995-1999). Vice President and Portfolio Manager of Loomis, Sayles
& Co., L.P. (asset manager) (1984-1995). Vice President and
Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2007	Current: Managing Partner, Herndon Equity Partners (July 2014-present),	3	Current: President & Chairman, Board
Year of birth: 1960		Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		of Directors, Berkshire Blanket
Trustee				Holdings, Inc. (2006-present);
		Former: Managing Director in Investment Banking-the Private Equity		President and Chairman, Board of
		Group (1995-2001) and a Vice President in Investment Banking-Corporate		Directors, Sqwincher Holdings (2006-
		Finance (1992-1995) at Merrill Lynch & Co.; Founding Partner of The		present); Board of Directors, Sprint
		Carpediem Group, a private placement firm (1991-1992); Associate at		Industrial Holdings (2007-present);
		Dillon, Read and Co. (investment bank) (1988-1990).		Vice Chairman, Board of Directors,
National Association of Investment
Companies (“NAIC”) (2010-present).
Trustee, The Mead School (2014-
present).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 63

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+†	Since 2007	Current: President of Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960
Trustee, Chairman,		Former: Prior to June 2001, President of Advent Capital Management,
President and Chief		a division of Utendahl Capital.
Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-
Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.

-
Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

-
Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

64 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Term of
Name,	Position(s)	Office and
Address*	held	Length of
and Year	with the	Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers:
Edward C.	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
Delk	Chief
(1968)	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012);
	Officer		Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc.
(2000-2008).
Tony Huang	Vice	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	President
	and Assistant		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice
	Secretary		President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-
2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief
	Financial		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

66 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559 or online at www.computershare.com/investor.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 67

FUND INFORMATION	April 30, 2017

Board of Trustees

Randall C. Barnes

Daniel L. Black
Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart
* Trustee is an “interested person” of the Fund
  as defined in the Investment Company Act of
  1940, as amended.
Officers
Tracy V. Maitland
President and Chief Executive Officer
Robert White
Treasurer and Chief Financial Officer
Edward C. Delk
Secretary and Chief Compliance Officer
Tony Huang
Vice President and Assistant Secretary

Investment Manager
Advent Capital Management, LLC
New York, NY
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Administrator
MUFG Investor Services (US), LLC
Rockville, MD
Accounting Agent
and Custodian
The Bank of New York Mellon
New York, NY
Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

68 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2017

Portfolio Managers of the Fund
The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 69

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AGC-SAR-0417

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent Claymore Convertible Securities & Income Fund II
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:    July 7, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:    July 7, 2017
By:       /s/ Robert White
Name:  Robert White
Title:     Treasurer and Chief Financial Officer
Date:     July 7, 2017